Credit facilities	12 Months Ended
Dec. 31, 2020
Disclosure Of Credit Risk [Abstract]
12. Credit facilities
12.	Credit facilities

As of December 31, 2019, the Company had two credit facilities: the “Credit Facility – Liquid” and the “Credit Facility – Other”, both credit facilities are subject to variable interest rates that reference LIBOR, or under certain conditions, the Federal Funds Rate in effect.

On December 31, 2019, the Company amended its Credit Facility – Other. The amendments lowered the effective interest rate from a maximum of LIBOR plus 12.5% (with a LIBOR floor of 2%) to LIBOR plus 9% (with a LIBOR floor of 1.5%) effective July 2, 2020, payable on the greater of the actual aggregate unpaid principal balance, or the prescribed minimum balance under the term loan agreement. In addition, the amendment increased the available loan capital from $50 million to $60 million and extended the maturity date of the facility by two years from July 2, 2020 to July 2, 2022.

On June 29, 2020, the Company further amended its Credit Facility – Other. The amendments decreased the available loan capital back from $60 million to $50 million and reduced the prescribed minimum balances applicable in the calculation of interest as described above. There is a 0.33% fee on the available but undrawn portion of the $50 million facility.

On February 28, 2020, in conjunction with the Liquid Sale, Mogo repaid and extinguished its Credit Facility – Liquid, which held a principal outstanding balance of approximately $28,683 immediately prior to derecognition. As part of extinguishing the facility in advance of its maturity, Mogo recognized a prepayment penalty of $2,500 of which $1,500 was payable in cash and of which $1,000 was settled in shares on March 5, 2020, through the issuance of 306,842 common shares, priced at $3.259 per share.

	December 31, 2020	December 31, 2019
Credit Facility - Other
Funds drawn	37,644	47,248
Credit Facility - Liquid
Funds drawn	—	29,255
Interest payable	—	191
Unamortized deferred financing cost	—	(222)
	—	29,224
	37,644	76,472

Credit facility- Other is subject to certain covenants and events of default. As of December 31, 2020, and December 31, 2019, the Company was in compliance with these covenants. Interest expense on both credit facilities is included in credit facility interest expense in the consolidated statement of operations and comprehensive loss.

12.	Credit facilities (Continued from previous page)

Management routinely reviews and renegotiates terms, including interest rates and maturity dates, and will continue to refinance these credit facilities as they become due and payable.

The Company has pledged financial instruments as collateral against its credit facilities. Under the terms of the general security agreement, assets pledged as collateral primarily include cash and cash equivalents with a balance of $892 (2019 - $5,050) and loans receivable with a carrying amount equal to $47,227 (2019 - $88,655).